Citizens to Acquire JMP Group September 8, 2021 Building a Leading Banking Platform

2 Disclaimer Cautionary Statement About Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of Citizens and JMP Group. Words such as “anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," “targets,” “designed,” "could," "may," "should," "will" or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Citizens’ and JMP Group current expectations and assumptions regarding Citizens’ and JMP Group’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Citizens’ and/or JMP Group’s future financial results and performance and could cause the actual results, performance or achievements of Citizens and/or JMP Group to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed transaction may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where Citizens and JMP Group do business, (2) disruption to the parties’ businesses as a result of the announcement and pendency of the proposed transaction and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Citizens and JMP Group, (4) the risk that the integration of Citizens’ and JMP Group’s operations will be materially delayed or will be more costly or difficult than expected or that Citizens and JMP Group are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the stockholders of JMP Group, (6) the outcome of any legal proceedings that may be instituted against Citizens and/or JMP Group, (7) the failure to obtain required governmental approvals or a delay in obtaining such approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (8) reputational risk and potential adverse reactions of Citizens’ and/or JMP Group’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction, (9) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed merger, (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the applicability of the Bank Holding Company Act (including the Volcker Rule) to JMP Group, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of JMP Group and/or Citizens including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and securities, trading and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board, Securities and Exchange Commission (the “SEC”), Financial Industry Regulatory Authority and legislative and regulatory actions and reforms, and (15) the impact of the ongoing global COVID-19 pandemic on Citizens’ and/or JMP Group’s businesses, the ability to complete the proposed transaction and/or any of the other foregoing risks. Except to the extent required by applicable law or regulation, each of Citizens and JMP Group disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward- looking statements included in this communication to reflect future events or developments. Further information regarding Citizens, JMP Group and factors which could affect the forward-looking statements contained herein can be found in Citizens’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the SEC, and in JMP Group’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the SEC. Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed acquisition of JMP Group by Citizens. In connection with the proposed transaction, JMP Group intends to file relevant materials with the SEC, including JMP Group’s proxy statement on Schedule 14A. JMP GROUP SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING JMP GROUP’S PROXY STATEMENT WHEN IT IS AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors and security holders will be able to obtain the documents free of charge on the SEC’s website at www.sec.gov, and JMP Group shareholders will receive information at an appropriate time on how to obtain documents free of charge from JMP Group that are not currently available. Participants in Solicitation JMP Group and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of JMP Group common shares in respect of the proposed transaction. Citizens and its directors and officers are not a participant in such solicitation of proxies. Information about JMP Group’s directors and executive officers is set forth in the proxy statement for JMP Group’s 2021 Annual General Meeting of Shareholders, which was filed with the SEC on April 28, 2021. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement to be filed by JMP and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph. The information contained in this communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Advancing our commercial banking capabilities

Compelling strategic benefits and strong cultural fit

- JMP Group's highly complementary capabilities significantly strengthen and diversify Citizens' strategic advisory and capital markets platform
  - Provides scale in key verticals: Healthcare, Technology, Financials and Real Estate
  - Adds Equity Capital Markets franchise, including research, sales and trading
- Solidifies comprehensive solution set to serve clients as their trusted advisor through their life cycle
- Adds fee income and further diversifies capital markets revenue stream
- Client-focused cultures are well aligned
- All-cash transaction of ~$149 million, representing $7.50 for each JMP share

Management

- Mark Lehmann, current President of JMP Group and CEO of JMP Securities, to lead the business after close

Approvals and closing

- JMP shareholder approval sought in fall 2021; executive management and members of the board of directors of JMP Group owned ~60% of its outstanding common shares as of September 1, 2021
- Customary regulatory approvals
- Targeting close in 4Q21

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4 JMP Group - a full-service U.S. investment banking firm About JMP Group  Founded in 1999  Publicly traded since 2007 (NYSE: JMP)  ~185 employees  Headquartered in San Francisco; offices in New York, Boston, and Chicago  JMP Securities, a leading middle-market investment bank  Focus on healthcare, technology, financial services and real estate Sales and Trading Debt Capital Markets Equity Research Equity Capital Markets Strategic Advisory  19 Publishing Research Analysts  Nearly 400 Companies Under Coverage  Median Market Capitalization of $2.9 Billion(1)  Mergers & Acquisitions  SPACs/Financial Advisory  Restructuring/Recapitalization  Fairness Opinions  Private Capital Raising  IPOs  Follow-On Offerings  At-the-Market Offerings  PIPEs/Registered Directs  SPACs/Capital Markets Advisory  144A Offerings  Over 500 Institutional Relationships  Corporate Services/Repurchase Programs  Extensive Distribution Network for Underwritten Offers  Convertible Debt  Preferred Equity  Baby bonds  High-yield Debt  Private Debt  Debt Advisory (1) Based on market close as of September 3, 2021

Commercial Banking and Capital Markets – creating new revenue opportunities

Expanding industry expertise

		Citizens	JMP
Current industry verticals	Aerospace, Defense & Gov.	✓	
	Communications	✓	
	Financials		✓
	Gaming	✓	
	Healthcare	✓	✓
	Human Capital Management	✓	
	Real Estate	✓	✓
	Restaurant & Food services	✓	
	Technology	✓	✓
	Transportation & Logistics	✓	
Expanded coverage	Chemicals	✓	
	Consumer	✓	
	Convenience & Retail Fuel	✓	
	Electronic Security	✓	
	Food & Beverage	✓	
	Industrials	✓	

Enhancing product breadth

	Citizens	JMP
Financing Solutions	✓	
Mid-corporate lending	✓	
Middle-market lending	✓	
Commercial real estate	✓	
Asset-based & specialty lending	✓	
Equipment financing & leasing	✓	
Treasury Solutions	✓	
FX, Interest Rate Products, Commodities	✓	
Leveraged Finance	✓	
Strategic Advisory	✓	✓
Debt Capital Markets	✓	✓
Equity Capital Markets		✓
Equity Research, Sales & Trading		✓
Valuation Services	✓	✓

Multiple avenues for revenue synergies*

- Leverage JMP's strategic advisory and capital markets capabilities within its key industry verticals to bank new clients and deepen relationships with our existing clients
- Extend Citizens' broader Debt Capital Markets platform to JMP's clients
- Expand Leveraged Finance opportunities across JMP's middle-market and financial sponsor client base
- Provide core banking services (e.g., lending, treasury solutions, risk management) to JMP's clients

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* Revenue synergies not assumed in financial model

6 Commercial Banking – strategic priorities  Scale strategic advisory and capital markets capabilities for middle-market and mid- corporate clients  Enhance capabilities in Treasury Solutions and Capital Markets to deepen relationships  Digitize processes for clients and colleagues to enhance efficiencies  Grow mid-corporate client base through geographic expansion into the Southeast, Texas and California  Strengthen corporate finance advisory model with deep industry expertise across key verticals Enhancing coverage model Expanding geographic reach Building solution sets and fee capabilities Acquisition accelerates progress with Commercial Banking’s key initiatives  Active bond underwriting  Fixed income sales and trading  Advisory - Bowstring, Trinity Capital and Willamette Management Associates acquisitions  Enhanced cash management capabilities  Real time payments  Acquisition of JMP Group  Broker/Dealer approved  Passive bond underwriting  Passive equity underwriting  Lifecycle finance  M&A – acquired Western Reserve  Debt syndications  Loan sales and trading  Interest rate products  FX capabilities  Sponsor coverage  FX options hedging  Corporate finance industry teams  Commodities hedging 2015 Pre-IPO 2016 - 2018 2019 – 2021+ Dramatically increased our capabilities in Commercial Banking since IPO

7 Summary  Acquisition of JMP Group strengthens Citizens’ position as a leading Commercial Banking franchise ‒ Expands product solutions available to comprehensively serve our clients ‒ Enhances breadth of industry vertical coverage and expertise ‒ Creates multiple avenues for revenue synergies  Improves fee income generation and diversifies capital markets revenue stream  Key members of the JMP Group management team are expected to join Citizens, ensuring business and client continuity  Well-aligned client-focused culture and complementary platforms

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